EXHIBIT 23.4



                CONSENT OF MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP



     We consent to the incorporation by reference in this Registration Statement on Form S-4 pursuant to Securities Act Rule 462(b) of our opinions included as Exhibits 5 and 8 in Registration Statement on Form S-4 No. 333-84560.


                                MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP


                                by: /S/   JAMES M. ROCKETT
                                    ----------------------------------
                                          James M. Rockett



San Francisco, California

May 7, 2002